Exhibit 10.25

Promissory Note

Effective January 25, 2007	Written January 25, 2007

For valuable consideration, the receipt of which is hereby acknowledged, Corsair Memory Inc., a California corporation, hereby promises to pay Andrew Paul, the principal portion on a subordinated loan given to Corsair Memory Inc. by Andrew Paul. This is an interest bearing Note at Prime Rate per annum adjustable on January 1st each year as agreed between the parties, from the date hereof until fully paid. The initial interest rate will be determined as of the prime rate on the date that this document is executed.

The loan will be recorded as Subordinated Debt on the Corsair Memory Inc. Balance Sheet. The Subordinated Debt Total will equal the amount deducted from your shareholder bonus check received January 25, 2007, which is:

Subordinated Debt Total (before interest)	$325,752.15

Interest shall be payable, in quarterly payments. The interest rate as of document execution will be 8.25% and will remain as such until January 1, 2008 at which time the interest rate will be re-established.

The undersigned shall enjoy the right to make payments on the principal of this Note without penalty.

If the undersigned shall fail to pay as agreed when due, the unpaid principal amount of the Note, together with any accrued interest shall immediately become due and payable upon declaration of the holder hereof.

In the event that Corsair Memory Inc. has insufficient funds to repay both principal and interest, the undersigned agrees to pay to the holder hereof, in addition to such amounts all then due hereunder, such expenses of collection, including reasonable attorney’s fees and court costs, as the court shall award.

Executed on the date first above written.

By:	/s/ Andrew Paul
Andrew Paul

By:	/s/ John E. Green
for Corsair Memory, Inc.

Attested by:	/s/ Joyce Lam

Promissory Note

Effective February 16, 2007	Written February 16, 2007

For valuable consideration, the receipt of which is hereby acknowledged, Corsair Memory Inc., a California corporation, hereby promises to pay Andrew Paul, the principal portion on a subordinated loan given to Corsair Memory Inc. by Andrew Paul. This is an interest bearing Note at Prime Rate per annum adjustable on January 1st each year as agreed between the parties, from the date hereof until fully paid. The initial interest rate will be determined as of the prime rate on the date that this document is executed.

The loan will be recorded as Subordinated Debt on the Corsair Memory Inc. Balance Sheet. The Subordinated Debt Total will equal the amount deducted from your shareholder bonus check received February 16, 2007, which is:

Subordinated Debt Total (before interest)	$267,703.81

Interest shall be payable, in quarterly payments. The interest rate as of document execution will be 8.25% and will remain as such until January 1, 2008 at which time the interest rate will be re-established.

The undersigned shall enjoy the right to make payments on the principal of this Note without penalty.

If the undersigned shall fail to pay as agreed when due, the unpaid principal amount of the Note, together with any accrued interest shall immediately become due and payable upon declaration of the holder hereof.

In the event that Corsair Memory Inc. has insufficient funds to repay both principal and interest, the undersigned agrees to pay to the holder hereof, in addition to such amounts all then due hereunder, such expenses of collection, including reasonable attorney’s fees and court costs, as the court shall award.

Executed on the date first above written.

By:	/s/ Andrew Paul
Andrew Paul

By:	/s/ John E. Green
for Corsair Memory, Inc.

Attested by:	/s/ Joyce Lam

Promissory Note

Effective March 08, 2007	Written March 08, 2007

For valuable consideration, the receipt of which is hereby acknowledged, Corsair Memory Inc., a California corporation, hereby promises to pay Andrew Paul, the principal portion on a subordinated loan given to Corsair Memory Inc. by Andrew Paul. This is an interest bearing Note at Prime Rate per annum adjustable on January 1st each year as agreed between the parties, from the date hereof until fully paid. The initial interest rate will be determined as of the prime rate on the date that this document is executed.

The loan will be recorded as Subordinated Debt on the Corsair Memory Inc. Balance Sheet. The Subordinated Debt Total will equal the amount deducted from your shareholder bonus check received March 08, 2007, which is:

Subordinated Debt Total (before interest)	$194,289.36

Interest shall be payable, in quarterly payments. The interest rate as of document execution will be 8.25% and will remain as such until January 1, 2008 at which time the interest rate will be re-established.

The undersigned shall enjoy the right to make payments on the principal of this Note without penalty.

If the undersigned shall fail to pay as agreed when due, the unpaid principal amount of the Note, together with any accrued interest shall immediately become due and payable upon declaration of the holder hereof.

In the event that Corsair Memory Inc. has insufficient funds to repay both principal and interest, the undersigned agrees to pay to the holder hereof, in addition to such amounts all then due hereunder, such expenses of collection, including reasonable attorney’s fees and court costs, as the court shall award.

Executed on the date first above written.

By:	/s/ Andrew Paul
Andrew Paul

By:	/s/ John E. Green
for Corsair Memory, Inc.

Attested by:	/s/ Joyce Lam